Exhibit 99.1

145 Newton St. Boston, MA 02135

For more information, contact:

Eric Foellmer

Director of Marketing, XL Fleet

617-648-8551

efoellmer@xlfleet.com

XL Fleet to Accelerate Rapid Growth and Expand Fleet Electrification Solutions Through

Proposed Merger with Pivotal Investment Corporation II

Company Intends to List on NYSE as “XL” Upon Deal Completion

BOSTON, September 30, 2020 – On September 18, XL Fleet (“XL” or “The Company”), a leader in vehicle electrification solutions for commercial and municipal fleets, and Pivotal Investment Corporation II (NYSE: PIC) (“Pivotal”), a publicly traded special purpose acquisition company, announced they have entered into a definitive merger agreement. Upon closing, the combined company will be named XL Fleet and is expected to remain listed on the New York Stock Exchange under a new ticker symbol, “XL”, with an anticipated implied enterprise value of approximately $1 billion and no material debt expected to be outstanding.

XL Fleet is a recognized leader in fleet electrification, with over 3,200 commercial and municipal vehicles deployed throughout the US and Canada which have logged over 130 million customer miles driven on the company’s hybrid and plug-in hybrid electric drive systems. Upon closing, the Company is expected to have an additional $350 million of funding, which it plans to invest in the development of new electrification technologies while also expanding into emerging markets outside of North America.

With the capital raised from this transaction, XL intends to fuel significant investments in the development of new products designed to accelerate the fleet industry’s transition from fossil fuels to electrified propulsion. The Company expects to expand its current suite of hybrid and plug-in hybrid solutions for Class 2-6 vehicles to include zero CO2 (e.g., all-electric, hydrogen fuel cell electric) drive systems for a wide range of vehicles, including those in the heavy-duty Class 7-8 vehicle space.

In addition to its electrified powertrain platform, XL provides real-time data monitoring and analytics through its XL Link solution, which it will use in part to continue developing its Electrification-as-a Service suite, featuring a range of EV services including power management, charging infrastructure, and onsite power and storage offerings. XL believes this forward-thinking approach will uniquely position the Company as a full-service provider of electrification solutions as the industry’s demand and capacity for more sustainable vehicles continues to grow.

145 Newton St. Boston, MA 02135

“Fleet electrification as a whole is still in the early stages of development, and there is tremendous untapped opportunity in the years and decades ahead,” said Dimitri Kazarinoff, Chief Executive Officer of XL Fleet. “With the ability to quickly expand our teams, scale our production capacity and fund significant new product investments, we believe we will be well positioned to build on our leadership as a result of our transition to a publicly traded company. More importantly for our customers, that will mean greater access to a wider array of electrified vehicles, services and solutions to help them meet their sustainability goals.”

To review the Company’s September 18 press release and related investor materials, visit www.xlfleet.com/investors. To learn more about XL Fleet’s electrification solutions visit www.xlfleet.com or email sales@xlfleet.com.

About XL Fleet

XL Fleet is a leading provider of vehicle electrification solutions for commercial and municipal fleets in North America, with more than 130 million miles driven by customers such as The Coca-Cola Company, Verizon, Yale University and the City of Boston. XL’s hybrid and plug-in hybrid electric drive systems can increase fuel economy up to 25-50 percent and reduce carbon dioxide emissions up to 20-33 percent, decreasing operating costs and meeting sustainability goals while enhancing fleet operations. XL’s plug-in hybrid electric drive system was named one of TIME magazine’s best inventions of 2019.

For additional information, please visit www.xlfleet.com.

About Pivotal Investment Corporation II

Pivotal Investment Corporation II is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. Pivotal is led by Chairman and CEO Jon Ledecky, a seasoned businessman with over 35 years of investment and operational experience. He has executed hundreds of acquisitions across multiple industries and raised over $20 billion in debt and equity. He is also co-owner of the National Hockey League’s New York Islanders franchise since 2014 and a prior owner of the Washington Wizards and the Washington Capitals. Additionally, Kevin Griffin, the Chief Executive Officer and Chief Investment Officer of MGG Investment Group, LP, serves as a Pivotal director and CEO of Pivotal Spac Funding II LLC, Pivotal’s sponsor. MGG is a private investment firm managing long-term committed capital on behalf of leading endowment, foundation, pension, insurance and high net worth investors globally. Over the course of Mr. Griffin’s 20-year career, he has originated and invested over $4 billion across the capital structure of middle market businesses and has also served on numerous boards of directors. For additional information, please visit https://www.pivotalic.com/

Important Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Pivotal and XL. Pivotal intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will include a proxy statement/prospectus of Pivotal, and certain related documents, to be used at the meeting of shareholders to approve the proposed business combination and related matters. INVESTORS AND SECURITY HOLDERS OF PIVOTAL ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND ANY

145 Newton St. Boston, MA 02135

AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XL, PIVOTAL AND THE BUSINESS COMBINATION. The definitive proxy statement will be mailed to shareholders of Pivotal as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the registration statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Pivotal, XL and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from the shareholders of Pivotal in favor of the approval of the business combination and related matters. Shareholders may obtain more detailed information regarding the names, affiliations and interests of certain of Pivotal’s executive officers and directors in the solicitation by reading Pivotal’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Pivotal’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding the proposed business combination, including Pivotal’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. These statements may be preceded by, followed by or include the words “anticipates,” “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Pivotal’s Annual Report on Form 10-K for the year ended December 31, 2019 under Risk Factors in Part I, Item 1A and in Pivotal’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Pivotal and XL believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Pivotal nor XL is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which Pivotal has filed or will file from time to time with the SEC.

145 Newton St. Boston, MA 02135

In addition to factors previously disclosed in Pivotal’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the parties’ ability to meet the closing conditions to the merger, including approval by stockholders of Pivotal and XL on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger or the PIPE Offering; failure to realize the benefits expected from the proposed transaction; the effects of pending and future legislation; risks related to disruption of management time from ongoing business operations due to the proposed transaction; business disruption following the transaction; other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms; risks associated with XL’s business, including the highly competitive nature of XL’s business and the market for hybrid electric vehicles; litigation, complaints, product liability claims and/or adverse publicity; cost increases or shortages in the components necessary to support XL’s products and services; the introduction of new technologies; privacy and data protection laws, privacy or data breaches, or the loss of data; and the impact of the COVID-19 pandemic on XL’s business, results of operations, financial condition, regulatory compliance and customer experience.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Pivotal and is not intended to form the basis of an investment decision in Pivotal. All subsequent written and oral forward-looking statements concerning Pivotal and XL, the proposed transactions or other matters and attributable to Pivotal and XL or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.